SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: OCTOBER 17, 2005
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)



                                     NEVADA

                 (State or other jurisdiction of incorporation)



          333-16031                                          86-0793960
    (Commission File No.)                                 (I.R.S. Employer
                                                         Identification No.)



                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

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|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange
    Act (17 CFR 240.13e-4(c))



















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                  SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 10, 2005, we entered into a two-year employment agreement, effective October 17, 2005, with Shawn O'Grady, our newly appointed President and Chief Operating Officer. The employment agreement provides that Mr. O'Grady will receive an annual base salary of $240,000, which is subject to increase at the discretion of the compensation committee of our Board of Directors. For the fiscal year ending December 31, 2005, he will receive a guaranteed performance bonus of $40,000. For the fiscal year ending December 31, 2006, Mr. O'Grady will be eligible for a targeted bonus of up to $160,000 based upon performance objectives, but in no event less than $40,000. If the performance objectives are exceeded by three percent (3%) or more, Mr. O'Grady will be eligible for an additional bonus payment at the discretion of our Board of Directors. Mr. O'Grady will be eligible to participate in our Equity Incentive Plan and shall be entitled to receive stock options pursuant to the standard terms of our option grant agreements.

         The employment agreement provides that Mr. O'Grady may terminate the employment agreement upon thirty (30) days prior written notice to us and we may terminate Mr. O'Grady's employment, with or without cause, upon written notice to Mr. O'Grady. If Mr. O'Grady is terminated without cause, he will be entitled to receive his full salary and group health plan benefits for twelve months following such termination. The employment agreement prohibits Mr. O'Grady, during the term of his employment with us and for one year thereafter, from engaging, assisting or investing in a business that is competitive with our business, and prohibits Mr. O'Grady, during the term of his employment with us and for two (2) years thereafter, from soliciting or employing any of our employees or soliciting or encouraging any of our customers or suppliers to adversely modify their relationship with us.

                  SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

                  (c) Effective October 17, 2005, we appointed Shawn O'Grady as our President and Chief Operating Officer. These positions are newly-created positions.

                  Prior to his employment with our company, Mr. O'Grady was employed by Siemens Business Services ("SBS"), the information technology (IT) services division of Siemens AG. From June 2004 until October 2005, Mr. O'Grady was the Senior Vice President and Business Unit General Manager, Consulting and Integration of SBS. From October 2002 until June 2004, he served as SBS' Senior Vice President, Business Development. From October 2000 until October 2002, Mr. O'Grady was the Senior Vice President, Regional Business Unit of SBS. Prior to his employment with SBS, Mr. O'Grady held executive positions with Intelogic Trace, Inc. and NBI, Inc. Mr. O'Grady holds a degree in electrical engineering from the University of California, Irvine.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         NUMBER      DOCUMENTS
         ------      ---------

         10.1 Employment Agreement, effective October 17, 2005, between Incentra Solutions, Inc. and Shawn O'Grady.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INCENTRA SOLUTIONS, INC.


Date:  October 18 2005                         By: /s/ THOMAS P. SWEENEY III
                                                  ------------------------------
                                                  Thomas P. Sweeney III
                                                  Chief Executive Officer
















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                                  EXHBIT INDEX

         NUMBER     DOCUMENTS
         ------     ----------

         10.1 Employment Agreement, effective October 17, 2005, between Incentra Solutions, Inc. and Shawn O'Grady.